UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2008

COMMERCE ENERGY GROUP, INC.
(Exact Name of registrant as specified in its charter)

Delaware	001-32239	20-0501090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 259-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                          Results of Operations and Financial Condition.

The information being furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On December 15, 2008, the Company filed with the SEC a Notification of Late Filing on Form 12b-25 (the “Notice”) with respect to its Quarterly Report on Form 10-Q (the “Report”) for the quarterly period ended October 31, 2008 stating that it would not be able to timely file the Report without unreasonable effort or expense.   The responses set forth in the Notice under Part IV, Question 3 thereof contain information about the Company’s results of operations for the quarterly period ended October 31, 2008, which information is contained in Exhibit 99.1 to this Form 8-K.

Item 9.01                           Financial Statements and Exhibits.

 (c)            Exhibits

Exhibit No.	Description
99.1
Information regarding the results of operation for the quarterly period ended October 31, 2008:  the responses to Question 3 to Part IV of Commerce Energy Group, Inc.’s Form 12b-25 filed with the SEC on December 15, 2008 (Commission File No. 001-32239) are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC. a Delaware corporation

Date: December 18, 2008	By: /s/ C. DOUGLAS MITCHELL C. Douglas Mitchell
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1
Information regarding the results of operation for the quarterly period ended October 31, 2008:  the responses to Question 3 to Part IV of the Company’s Form 12b-25 filed with the SEC on December 15, 2008 (Commission File No. 001-32239) are incorporated herein by reference.